                                                                   Exhibit 99.1

                              ARTHUR ANDERSEN LLP




                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Stockholders and Board of Directors of Promptus Communications, Inc.:

We have audited the accompanying balance sheet of the Network Access Card (NAC) Business (the Company) of Promptus Communications, Inc. (see Note 1)(a Rhode Island corporation and majority-owned subsidiary of GTI Corporation) as of December 31, 1996, and the related statements of operations, intercompany investment and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The financial statements referred to above have been prepared in connection with the proposed acquisition of certain assets and liabilities of the Company by VideoServe, Inc., as described in Note 1 to the financial statements. In the event such sale is not consummated, the Company is dependent on financial support from GTI Corporation in order to continue operating as a going concern. The financial statements do not include any adjustments that might result should the Company not be acquired or should the Company be unable to continue as a going concern.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the NAC Business of Promptus Communications, Inc. as of December 31, 1996, and the results of its operations and its cash flows for year then ended, in conformity with generally accepted accounting principles.



                                           /s/ Arthur Andersen LLP

Boston, Massachusetts
February 12, 1997

                         PROMPTUS COMMUNICATIONS, INC.
                         NETWORK ACCESS CARD BUSINESS


                        BALANCE SHEET--DECEMBER 31, 1996

                                     ASSETS

Current Assets:
  Accounts receivable, net of reserve of approximately $5,000         $2,509,311
  Inventories                                                          1,225,983
  Prepaid expenses                                                        22,141
                                                                      ----------

         Total current assets                                          3,757,435
                                                                      ----------

PROPERTY AND EQUIPMENT, AT COST:
  Equipment                                                            1,055,221
  Software                                                               299,512
  Furniture and fixtures                                                  71,168
                                                                      ----------
                                                                       1,425,901

  Less--Accumulated depreciation                                         585,337
                                                                      ----------
                                                                         840,564
                                                                      ----------

OTHER ASSETS, NET OF ACCUMULATED AMORTIZATION OF
APPROXIMATELY $8,000                                                      17,083
                                                                      ----------

                                                                      $4,615,082
                                                                      ==========

                    LIABILITIES AND INTERCOMPANY INVESTMENT

CURRENT LIABILITIES:
  Accounts payable                                                    $  688,773
  Accrued expenses                                                       169,029
                                                                      ----------

         Total current liabilities                                       857,802
                                                                      ----------

COMMITMENTS (Note 2)





INTERCOMPANY INVESTMENT                                                3,757,280
                                                                      ----------

                                                                      $4,615,082
                                                                      ==========


   The accompanying notes are an integral part of these financial statements.

                         PROMPTUS COMMUNICATIONS, INC.
                         NETWORK ACCESS CARD BUSINESS

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


NET SALES                                                            $11,900,764

COST OF SALES                                                          5,779,371
                                                                     -----------

         Gross profit                                                  6,121,393
                                                                     -----------

OPERATING EXPENSES:
  Sales and marketing                                                  2,506,505
  Research, development and engineering                                2,272,403
  General and administrative                                             986,819
                                                                     -----------

         Total operating expenses                                      5,765,727
                                                                     -----------

         Income from operations                                          355,666

INTEREST EXPENSE                                                          49,712
                                                                     -----------

         Income before provision for income taxes                        305,954

PROVISION FOR INCOME TAXES                                               162,279
                                                                     -----------

         Net income                                                  $   143,675
                                                                     ===========



   The accompanying notes are an integral part of these financial statements.

                         PROMPTUS COMMUNICATIONS, INC.
                         NETWORK ACCESS CARD BUSINESS

                      STATEMENT OF INTERCOMPANY INVESTMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1996


BALANCE, DECEMBER 31, 1995                                            $2,528,250

  Net income                                                             143,675

  Advances from Parent Company                                         1,085,355
                                                                      ----------

BALANCE, DECEMBER 31, 1996                                            $3,757,280
                                                                      ==========





   The accompanying notes are an integral part of these financial statements.

                         PROMPTUS COMMUNICATIONS, INC.
                         NETWORK ACCESS CARD BUSINESS

                                              STATEMENT OF CASH FLOWS
                                        FOR THE YEAR ENDED DECEMBER 31, 1996



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                                     $  143,675
  Adjustments to reconcile net income to net cash used in operating activities--
    Depreciation and amortization                                                                    91,646
    Changes in current assets and current liabilities--
      Accounts receivable                                                                          (849,107)
      Inventories                                                                                  (102,116)
      Prepaid expenses                                                                               60,548
      Accounts payable                                                                              (84,825)
      Accounts expenses                                                                              36,429
                                                                                                 ----------

         Net cash used in operating activities                                                     (703,750)
                                                                                                 ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                                               (356,605)
  Increase in other assets                                                                          (25,000)
                                                                                                 ----------

         Net cash used in investing activities                                                     (381,605)
                                                                                                 ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Advances from Parent Company                                                                    1,085,355
                                                                                                 ----------

         Net cash provided by financing activities                                                1,085,355
                                                                                                 ----------

NET CHANGE IN CASH                                                                               $        -
                                                                                                 ==========






   The accompanying notes are an integral part of these financial statements.

                        PROMPTUS COMMUNICATIONS, INC.
                         NETWORK ACCESS CARD BUSINESS

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996


(1)  OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

     The Network Access Card (NAC) Business (the Company) is a segment of Promptus Communications, Inc. (Promptus), which was incorporated on February 13, 1989 to develop and market a family of products that integrate the latest advances in communications technology to provide cost-effective communications solutions utilizing switched digital networks and services. Promptus is a majority-owned subsidiary of GTI Corporation (Parent Company), which owns approximately 72% of Promptus.

     The Company is subject to a number of risks similar to other emerging technology-based companies. Principal among these risks are the successful marketing of its products, competition from larger companies, the ability to obtain adequate financing to fund future operations and dependence on key individuals.

     The accompanying financial statements were prepared in connection with the proposed acquisition of certain assets and liabilities of the Company by VideoServer, Inc. (VideoServer). In the event such sale is not consummated, the Company is dependent on financial support from GTI Corporation in order to continue operating as a going concern. The financial statements do not include any adjustments that might result should the Company not be acquired or should the Company be unable to continue as a going concern. The Company has entered into an agreement with VideoServer to sell certain of its assets and liabilities for a purchase price of $14,500,000 in cash and $7,500,000 payable in shares of VideoServer common stock. The Company expects this transaction to be consummated in March 1997.

     The balance sheet reflects the allocation of certain assets and liabilities relating to the NAC Business to be acquired by VideoServer in connection with the proposed acquisition referred to above.

     The statement of operations reflects net sales attributable to the Company based on a detailed analysis of invoices for sales during the year. The statement of operations also reflects allocations for the costs of shared facilities and certain administrative services. Such costs and expenses have been allocated to the Company based on actual usage or other methods that approximate actual usage. Management believes that the allocation methods are reasonable and that allocated net sales, costs and expenses approximate what such amounts would have been if the Company had operated on a stand-alone basis.

     The accompanying statement of intercompany investment reflects the resulting equity of the Company as of December 31, 1995, after all assets and liabilities of the Company were carved out of the Promptus consolidated balance sheet. The advances from Parent Company in the accompanying statement of intercompany investment reflect amounts that would have been advanced by Parent Company during the year to fund current operating and investing activities if the Company had operated on a stand-alone basis.

                        PROMPTUS COMMUNICATIONS, INC.
                         NETWORK ACCESS CARD BUSINESS

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

                                 (Continued)

(1)  OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

     The financial information included herein may not necessarily reflect the financial position, results of operations or cash flows of the Company in the future or what the financial position, results of operations or cash flows would have been had it been a separate, stand-alone company throughout the year presented.

     The accompanying financial statements reflect the application of certain accounting policies as described in this note and elsewhere in the notes to financial statements.

     (a)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (b)  Inventories

          Inventories are stated at the lower of cost (first-in, first-out) or market and consist of the following at December 31, 1996:

                    Raw materials                      $ 112, 901
                    Work-in-process                       53, 338
                    Finished goods                      1,059,744
                                                       ----------
                                                       $1,225,983
                                                       ==========

          Work-in-process and finished goods inventories include materials, subassembly costs and manufacturing overhead.

     (c)  Depreciation and Amortization

          The Company provides for depreciation using the straight-line method by charges to operations in amounts that allocate the cost of the assets over their estimated useful lives as follows:

                        PROMPTUS COMMUNICATIONS, INC.
                         NETWORK ACCESS CARD BUSINESS

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

                                 (Continued)

(1)  OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

     (c)  Depreciation and Amortization (Continued)

                                                       ESTIMATED
                        ASSET CLASSIFICATION          USEFUL LIFE

                        Equipment               1-1/2 - 5 Years
                        Software                        5 Years
                        Furniture and fixtures          5 Years

          Organization expenses, which are included in other assets, are being amortized using the straight-line method over five years.

     (d)  Asset Carrying Values

          The Company applies Statement of Financial Accounting Standards (SFAS) No.121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of. SFAS No. 121 requires the
          Company to continually evaluate whether events and circumstances have occurred that indicate that the estimated remaining useful life of long-lived assets may warrant revision or that the carrying value of these assets may be impaired. To compute whether assets have been impaired, the estimated gross cash flows for the estimated remaining useful life of the assets are compared to the carrying value. To the extent that the gross cash flows are less than the carrying value, the assets are written down to the estimated fair value of the asset. The application of this standard did not have a material effect on the Company's financial position or results of operations.

     (e)  Revenue Recognition

          Revenue is recognized upon product shipment. Revenue on units shipped for evaluation are recognized upon customer acceptance at the completion of the evaluation period.

     (f)  Income Taxes

          The Company applies the provisions of SFAS No. 109, Accounting for Income Taxes. Under the liability method specified by SFAS No. 109, a deferred tax asset or liability is determined based on the difference between the financial statement and tax bases of assets and liabilities, as measured by the enacted tax rates assumed to be in effect when these differences reverse.

                        PROMPTUS COMMUNICATIONS, INC.
                         NETWORK ACCESS CARD BUSINESS

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

                                 (Continued)

(1)  OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

     (f)  Income Taxes (Continued)

          The Company's 1996 operations will be included in the income tax returns of Promptus, a C Corporation that incurred a loss in 1996 for both book and tax purposes. The provision reflected in the accompanying statement of operations was calculated as if the Company had operated on a stand-alone basis during the year and applies the principles of SFAS No. 109. The Company has included its income tax liability as a component of proceeds from Parent Company in the accompanying statement of intercompany investment.

     (g)  Software Development Costs

          The Company capitalizes certain software development costs in accordance with SFAS No. 86, Accounting for the Costs of Computer Software To Be Sold, Leased or Otherwise Marketed. The Company capitalized software development costs of approximately $25,000 in 1996, which are included in other assets in the accompanying balance sheet. The Company amortizes such costs over the shorter of three years or the product's expected life. Amortization of capitalized software development costs charged to operations was approximately $8,000 in 1996.

(2)  LEASE COMMITMENTS

     The accompanying statement of operations includes an allocation of expense relating to certain leases (primarily facility leases) to be assumed by the remaining segment of Promptus upon the closing of the proposed acquisition referred to in Note 1.

     In connection with the proposed acquisition, VideoServer has agreed to the assumption of certain operating and capital leases from Promptus. Future minimum rental commitments under the leases to be assumed by VideoServer as of December 31, 1996 are as follows:


                        YEAR                AMOUNT

                        1997              $ 49,119
                        1998                48,921
                        1999                47,987
                        2000                19,959
                                          --------

                                          $165,986
                                          ========

                        PROMPTUS COMMUNICATIONS, INC.
                         NETWORK ACCESS CARD BUSINESS

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

                                 (Continued)

(3)  SIGNIFICANT CUSTOMERS

     During 1996, the Company had two customers that comprised approximately 57% of total sales. Sales to VideoServer comprised approximately 19% of total sales during 1996. The same two customers accounted for approximately $712,400 of total accounts receivable as of December 31, 1996. VideoServer owed the Company approximately $575,700 as of December 31, 1996.

(4)  EMPLOYEE SAVINGS AND INVESTMENT PLAN

     The Company participates in the Parent Company's 401(k) Plan (the Plan). The Plan covers all employees who have met certain eligibility requirements, as defined, and allows for voluntary contributions for eligible employees.

     The Company, in its discretion, may match employee contributions, which are limited under the Internal Revenue Code. The Company may also make discretionary contributions out of current or accumulated net profits. Company contributions vest over five years. During 1996, the Company contributed approximately $55,000 under the matching feature of the Plan. The Company did not make any discretionary contributions to the Plan out of current or accumulated net profits during 1996.